UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS AND FINANCIAL DATA

IGAMBIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2018

		CLINIGENCE	PRO FORMA	PRO FORMA
	IGAMBIT, INC.	HOLDINGS, INC.	ADJUSTMENTS	COMBINED

Sales	$60,224	$2,135,202	$—	$2,195,426
Cost of sales	31,149	673,210	—	704,359
Gross profit	29,075	1,461,992	—	1,491,067

Operating expenses
General and administrative expenses	1,163,766	2,681,762		3,845,528
Amortization	695,870	—	—	695,870
Total operating expenses	1,859,636	2,681,762		4,541,398

Loss from operations	(1,830,561)	(1,219,770)	—	(3,050,331)

Other income (expenses)
Change in fair value of derivative liability	(28,745)	—	—	(28,745)
Loss on extinguishment of debt	(312,869)	—	—	(312,869)
Interest income	—	68	—	68
Interest expense	(642,070)	(120,584)	—	(762,654)

Total other income (expenses)	(983,684)	(120,516)	—	(1,104,200)

Net income (loss)	$(2,814,245)	$(1,340,286)	$—	$(4,154,531)

Basic and fully diluted loss per common share:
Net income (loss) per common share	$(.02)			$(.03)

Weighted average common shares outstanding - basic and fully diluted	143,684,057			143,684,057

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

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IGAMBIT INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2019

		CLINIGENCE	PRO FORMA		PRO FORMA
	IGAMBIT INC.	HOLDINGS, INC.	ADJUSTMENTS	NOTES	COMBINED
Cash	$75,456	$827,692			$903,148
Accounts receivable	10,366	282,953			293,319
Note Receivable - related party	—	393,093	(393,093)	(a)	—
Inventory and other current assets	26,988	108,850			135,838
Total current assets	112,810	1,612,588			1,725,398
Other assets
Property and equipment, net	1,623	91,283			92,906
Intangible assets, net	2,224,081	1,606,789			3,830,870
Goodwill	—	3,185,473
Deposits	300	—			300
Other non-current assets	—	70,448			70,448
Total assets	$2,338,814	$6,566,581			$8,905,395

Accounts payable and accrued expenses	$657,563	$1,175,641	(180,167)	(b)	1,653,037
Accrued interest on notes payable	18,630	—			18,630
Amounts due to related parties	128,476	16,200			144,676
Deferred revenue	2,617	195,882			198,499
Notes payable	445,593	58,599	(393,093)	(a)	111,099
Convertible notes payable, net	72,254	288,589			360,843

Total liabilities	1,325,133	1,734,911			3,060,044

Total stockholders' equity	1,013,681	4,831,670	180,167	(b)	6,025,518

Total liabilities and stockholders' equity	$2,338,814	$6,566,581		(c)	$8,905,395

(a) Reflects the elimination of intercompany transfers.
(b) To reflect deferred salaries accrued expense converted to stock options upon closing of Merger as determined by the Board.
(c) At the closing of the Merger the former Clinigence equity holders shall own 85% of iGambit’s issued and outstanding common stock and the former iGambit equity holders shall own 15% of iGambit’s issued and outstanding common stock. n each case on a fully-diluted, as converted basis as of immediately prior to the Closing (including options, warrants and other rights to acquire equity securities of iGambit).

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

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IGAMBIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2019

		CLINIGENCE	PRO FORMA	PRO FORMA
	IGAMBIT, INC.	HOLDINGS, INC.	ADJUSTMENTS	COMBINED
Sales	$11,625	$657,414	$—	$669,039
Cost of sales	16,294	495,509	—	511,803

Gross profit (loss)	(4,669)	161,905	—	157,236

Operating expenses
General and administrative expenses	389,217	2,526,247		2,915,464
Amortization	347,935	47,211	—	395,146

Total operating expenses	737,152	2,573,458	—	3,310,610

Loss from operations	(741,821)	(2,411,553)	—	(3,153,374)

Other income (expenses)
Change in fair value of derivative liability	98,944	—	—	98,944
Loss on extinguishment of debt	(262,566)	(130,140)	—	(392,706)
Interest income	—	—	—	—
Interest expense	(224,319)	(57,024)	—	(281,343)

Total other income (expenses)	(387,941)	(187,164)	—	(575,105)

Net income (loss)	$(1,129,762)	$(2,598,717)	$—	$(3,728,479)

Basic and fully diluted loss per common share:
Net income (loss) per common share	$(.00)	$(.19)		$(0)
Weighted average common shares outstanding - basic and fully diluted	333,669,806	13,377,701		347,047,507

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

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iGambit, Inc.

Pro Forma Condensed Combined Financial Statements

(Unaudited)

On August 8, 2019, the Company entered into a definitive merger agreement with Clinigence Holdings, Inc. pursuant to which the companies will combine in a stock-for-stock merger transaction. Pursuant to the Merger Agreement, iGambit shall issue newly-issued shares of common stock, on a fully-diluted pro rata basis, to the equity holders of Clinigence by means of a reverse triangular merger in which a wholly owned subsidiary of iGambit shall merge with and into Clinigence, with Clinigence continuing as the surviving corporation (the “Merger”). If the closing of the Merger occurs (the “Closing”), the former Clinigence equity holders shall own 85%, on a fully-diluted basis, of iGambit’s issued and outstanding common stock and the former iGambit equity holders shall own 15%, on a fully diluted basis, of iGambit’s issued and outstanding common stock, in each case on a fully-diluted, as converted basis as of immediately prior to the Closing (including options, warrants and other rights to acquire equity securities of iGambit).

The Company did not incur material merger costs associated with the Merger Agreement.

The unaudited pro forma condensed combined financial statements are presented to illustrate the effects of the merger with on iGambit, Inc. historical results of operations:

·	Unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2019
·	Unaudited condensed statements of operations for the year ended December 31, 2018

The historical condensed consolidated financial information of iGambit, Inc has been adjusted in the Unaudited Pro Forma Financial Information to give effect to pro forma events that are (1) directly attributable to the Merger, (2) factually supportable and (3) with respect to the consolidated statement of operations, expected to have a continuing impact on the combined results of iGambit, Inc. and Clinigence Holdings, Inc. The unaudited pro forma condensed combined consolidated statements of operations (Unaudited Pro Forma Statements of Operations) have been prepared assuming the Merger had been completed on January 1, 2018, the first day of iGambit’s fiscal year. The Unaudited Pro Forma Financial Information has been adjusted with respect to certain aspects of the Merger to reflect the consummation of the Merge.

The Unaudited Pro Forma Financial Information was prepared in accordance with the regulations of the United States Securities and Exchange Commission (SEC), and is not necessarily indicative of the financial position or results of operations that would have occurred if the Merger had been completed on the dates indicated, nor is it indicative of the consolidated future operating results or financial position of the Consolidated Company. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in connection with the Unaudited Pro Forma Financial Information. In accordance with Article 11 of Regulation S-X, a pro forma balance sheet is not required as the Merger has already been reflected in iGambit, Inc. and Clinigence Holdings, Inc.’s unaudited condensed consolidated balance sheet for the six months ended June 30, 2019.

The Unaudited Pro Forma Financial Information does not reflect events that may occur after the Merger, including, but not limited to, the anticipated realization of any ongoing savings from operating synergies. It also does not give effect to the costs necessary to achieve these savings and synergies.

1. BASIS OF PRESENTATION

The Unaudited Pro Forma Financial Information present the impact of the merger on the Company results of operations. The pro forma adjustments have been prepared as if the August 8, 2019, Merger with Clinigence Holdings, Inc. had taken place as of January 1, 2018. The Merger is reflected in the Unaudited Pro Forma Financial Information is reflected as being accounted for as a reverse merger, with Clinigence as the surviving company, in accordance with guidance on accounting for business combinations under accounting principles generally accepted in the United States (US GAAP).

In accordance with the guidance on accounting for business combinations, merger-related transaction costs associated with business combinations are not included as components of consideration transferred but are accounted for as expenses in the period in which the costs are incurred. Total merger-related transaction costs incurred were immaterial.

The Unaudited Pro Forma Financial Information are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have been achieved had the merger been completed as of the date indicated above or the results that may be attained in the future.

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